UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 N. Commerce Parkway, Suite 208 Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(754) 231-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 6, 2024, ZyVersa Therapeutics, Inc. (the “Company”) received a Letter of Reprimand (the “Letter”) from the staff (the “Staff”) of the Nasdaq Stock Market (the “Nasdaq”) in accordance with Nasdaq’s Listing Rule 5810(c)(4). The Staff has determined that the Company’s July 2023 best-efforts public offering of its common stock (“Common Stock”) and warrants to purchase shares of the Common Stock (the “July 2023 Offering”) did not qualify as a “Public Offering” as defined in Nasdaq’s Listing Rule IM-5635-3. Accordingly, because the July 2023 Offering was carried out at a price less than the “Minimum Price,” as defined in Nasdaq’s Listing Rule IM-5635(d) and the July 2023 Offering included Common Stock and warrants to purchase Common Stock in an amount greater than 20% of the then outstanding shares of Common Stock, the Company was required to obtain stockholder approval prior to the July 2023 Offering, pursuant to Nasdaq’s Listing Rule 5635(d). The Staff also determined that the Company’s repricing of certain warrants to purchase shares of Common Stock in connection with the July 2023 Offering were aggregated with the securities sold in the July 2023 Offering to increase the deemed discount of the July 2023 Offering below the “Minimum Price.” Further, the Staff determined that the Company’s subsequent repricing of warrants to purchase shares of Common Stock in September 2023 aggregated with the securities issued in the July 2023 Offering to further discount the offering price. The Company believed the July 2023 Offering qualified as a “Public Offering,” as defined in Nasdaq’s Listing Rule IM-5635-3.

The Staff determined that it is appropriate to close the matters described above and issue the Letter. In coming to its conclusion, the Staff noted that the Company’s failure to adhere to Nasdaq’s continued listing standards did not appear to be the result of deliberate intent to avoid compliance. The Staff also noted that the Company believed the July 2023 Offering was in the Company’s best interests and the Company had not demonstrated a prior pattern of non-compliance with Nasdaq stockholder approval rules. Following the issuance of the Letter no further action needs to be taken by the Company.

Item 8.01 Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed June 12, 2023, on June 9, 2023, the received a letter from the Staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Global Market, as set forth in Nasdaq’s Listing Rule 5550(a)(2) (the “Bid Price Deficiency”). The Company presented a plan of compliance to the Nasdaq Hearings Panel, which provided the Company until May 3, 2024, to cure the Bid Price Deficiency.

On March 8, 2024, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) regarding a special stockholders’ meeting to be held on April 17, 2024 (the “Special Meeting”), to submit a proposal to the Company’s stockholders to approve a reverse stock split (the “Reverse Stock Split”) of the Common Stock at a ratio between 1-for-2 to 1-for-50, which the Company believes will lower the amount of shares of Common Stock outstanding and cause an increase in the price per share of Common Stock to cure the Bid Price Deficiency. However, the Company hopes that implementing the Reverse Stock Split will not be necessary given what the Company believes is increased investor confidence in the value of the Company from, among other things, the data published in the March, 2024 issue of the Journal of Pharmacology and Experimental Therapeutics demonstrating that NLRP3 inhibitors have potential to treat obesity with weight loss efficacy similar to the current gold-standard, GLP-1 receptor agonists, with added cardiovascular benefits. This news became viral among financial reporters, and was associated with high volume trading and increased stock prices for companies developing inflammasome inhibitors, including that of the Company, who is developing Inflammasome ASC Inhibitor IC 100, which is designed to inhibit multiple types of inflammasomes, including NLRP3, and their associated ASC specks to attenuate initiation and perpetuation of damaging inflammation associated with obesity and numerous other conditions. The Company believes this, and the Company’s expected initiation within the next few weeks of a phase 2a clinical trial with Cholesterol Efflux MediatorTM VAR 200 in patients with diabetic kidney disease, has potential to increase the trading price of the Common Stock to above $1.00, causing the Staff to determine that the Bid Price Deficiency is cured. The board of directors of the Company (the “Board”) retains the right to abandon the Reverse Stock Split in its sole discretion, including upon the Staff determining that the Company has cured its Bid Price Deficiency as a result of an increase in the trading price of the Common Stock.

If, in any event, including if the Bid Price Deficiency remains outstanding at time of the Special Meeting, the Board determines to implement the Reverse Stock Split, there is no assurance that it will result in an increased per share price, or achieve its other intended effects.

Forward Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws, including express or implied statements regarding the Company’s future expectations, plans and prospects, including, without limitation, statements regarding the Company’s ability to effect the Reverse Stock Split and an increase in the trading price of the Common Stock as a result of the Reverse Stock Split, as well as other statements that constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

The express or implied forward-looking statements included in this Current Report are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation risks concerning the Company’s ability to effect the Reverse Stock Split, the impact of the Reverse Stock Split on the Common Stock or business, the Staff’s determination that the Bid Price Deficiency is cured, and risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q and other filings made with the SEC. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on information and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYVERSA THERAPEUTICS, INC.

March 8, 2024	By:	/s/ Stephen Glover
	Name:	Stephen Glover
	Title:	Chief Executive Officer